Exhibit 10.1

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT (this “Amendment Agreement”) is made and entered into as of March 22, 2013 (the “Effective Date”), by and among AUTHENTIDATE HOLDING CORP., a Delaware corporation (“Company”), and the undersigned holders of the Company’s securities as specified on the signature page to this Amendment Agreement (each, a “Stockholder” and, collectively, the “Stockholders”).

Preamble

WHEREAS, each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of the Company’s Series C 15% Convertible Redeemable Preferred Stock (the “Series C Shares”) as is indicated on the signature page of this Agreement;

WHEREAS, each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of shares of the Company’s Common Stock issued pursuant to that certain Securities Purchase Agreement dated October 12, 2010 (the “Purchase Agreement”) as is indicated on the signature page of this Agreement (the “Purchased Shares”);

WHEREAS, as of the Effective Date, there are no Conversion Shares (as defined below) outstanding;

WHEREAS, each Stockholder is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of such number of Common Stock Purchase Warrants (the “2010 Warrants”) issued pursuant to the Purchase Agreement as is indicated on the signature page of this Agreement;

WHEREAS, pursuant to the Purchase Agreement, no provision of the Purchase Agreement may be amended except in a written instrument signed by the Company and the purchasers holding at least 50% of the outstanding Relevant Securities (as defined below);

WHEREAS, each undersigned Stockholder owns such number of presently outstanding Relevant Securities as set forth on the signature pages to this Amendment Agreement; and

WHEREAS, the Company and the undersigned Stockholders wish to amend certain terms and conditions of the Purchase Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. Certain Definitions.

(a) For all purposes of and under this Amendment Agreement, the following terms shall have the respective meanings as set forth below. Capitalized terms that are used herein but are not otherwise defined in this Amendment Agreement shall have the meanings ascribed to such terms in the Purchase Agreement:

“Certificate of Designation” means the Company’s Certificate of Designations, Preferences and Rights and Number of Shares of Series C 15% Convertible Redeemable Preferred Stock, as amended to date.

“Conversion Shares” means the shares of Common Stock of the Company issuable upon conversion of the Series C Shares pursuant to the terms of the Certificate of Designation.

“Majority Holders” means the purchasers under the Purchase Agreement that are the holders of a majority of the outstanding Relevant Securities.

“Purchaser” means a purchaser of the Company’s securities pursuant to the Purchase Agreement.

“Relevant Securities” means collectively, the Series C Shares, Conversion Shares, Purchased Shares, 2010 Warrants and Warrant Shares outstanding as of the date hereof.

“Stockholders’ Meeting” means a meeting of stockholders of the Company convened for the purposes of approving the conversion of the Series C Shares into shares of Common stock, and any adjournment or postponement thereof.

2. Amendment to Purchase Agreement. The undersigned Stockholder, who is a purchaser under the Purchase Agreement, owns such number of presently outstanding Relevant Securities as set forth on the signature pages to this Amendment Agreement, hereby agree, approves, ratifies, and adopts in all respects, the following amendments to the Purchase Agreement:

(a) Article IV of the Purchase Agreement is hereby amended to include the following new section therein, to be designated as Section 4.15, which section shall be and read as follows:

4.15 Lock-Up of Conversion Shares. (A) Subject to the provisions of this paragraph, during the period commencing on the date hereof and ending on the six-month anniversary of the date that the Company’s common stockholders approve the Mandatory Conversion (as defined in the Certificate of Designation) of the Series C Shares (such six (6) month period is referred to herein as the “Lock-Up Period”), each Purchaser shall not, directly or indirectly, through an “affiliate”, “associate” (as such terms are defined in the General Rules and Regulations under the Securities Act of 1933, as amended (the “Securities Act”)), a family member or otherwise (a) sell, transfer, assign, offer, exchange, pledge, contract to sell, transfer or assign, sell any option or contract to purchase, purchase any option, or the grant, creation or suffrage of a lien, security interest or encumbrance in or upon, or the gift, placement in trust, or other disposition of any of the Conversion Shares or otherwise contract to sell, transfer or assign, exchange, pledge, grant any option, right or warrant to purchase, encumber or otherwise transfer, assign or dispose of, directly or indirectly (either privately or publicly pursuant to Rule 144 of the General Rules and Regulations under the Securities Act, or otherwise), any of the Conversion Shares which are or may become beneficially owned by the Purchaser, or (b) enter into any swap or other arrangement, including a Constructive Sale, that transfers or assigns to another person or entity, in whole or in part, any of the economic benefits, obligations or other consequences of any nature of ownership of the Conversion Shares, whether any such transaction is to be settled by delivery of the Conversion Shares in cash or otherwise. Each of the transactions referred to in the foregoing clauses (a) and (b) is referred to herein individually as a “Sale” and collectively as “Sales.” As used herein, the term “Constructive Sale” means with respect to any security a short sale with respect to such security, entering into or acquiring an offsetting derivative contract with respect to such security, entering into or acquiring a futures or forward contract to deliver such security or entering into any other hedging or other derivative transaction that has the effect of either directly or indirectly materially changing the economic benefits and risks of ownership.

Notwithstanding the foregoing restrictions, however, during the Lock-Up Period a Purchaser shall be permitted to transfer Conversion Shares to transferees solely for estate planning purposes, so long as any such transferee signs a written instrument satisfactory to the Company in its sole discretion evidencing such transferee’s agreement to be bound by the restrictions on transferability set forth herein with respect to the Conversion Shares so transferred.

(B) Each of the certificates representing the Conversion Shares shall bear a legend substantially as follows, as applicable:

“The securities represented by this certificate are subject to certain restrictions on transferability set forth in that certain Amendment Agreement dated as of March     , 2013, as may be amended or modified from time to time. A copy of the Amendment Agreement is available for inspection at the offices of the Company.”

3. Effectiveness. This Amendment Agreement shall become effective on the date on which the Company and the Majority Holders have executed and delivered counterparts of this Amendment Agreement. The undersigned Stockholders, being the Majority Holders, hereby consent to and approve the amendments to the Purchase Agreement set forth herein in all respects and hereby authorize and direct the Company to take or cause to be taken such additional action as may be necessary to effectuate the purposes of the foregoing approvals, agreements, consents and resolutions.

4. Representations and Warranties of Stockholder. Each Stockholder, severally but not jointly, hereby represents and warrants to the Company as follows:

(a) (i) Such Stockholder was a purchaser under the Purchase Agreement and is the beneficial or record owner of the Relevant Securities indicated on the signature page of this Amendment Agreement free and clear of any and all pledges, liens, security interests, mortgage, claims, charges, restrictions, options, title defects or encumbrances; (ii) such Stockholder has full power and authority to make, enter into and carry out the terms of this Amendment Agreement; and (iii) this Amendment Agreement has been duly and validly authorized, executed and delivered by such Stockholder and constitutes a valid and binding agreement of such Stockholder enforceable against him, her or it in accordance with its terms; subject to limitations on enforcement by: (x) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (y) the effect of rules of law governing the availability of specific performance and other equitable remedies; and (z) insofar as indemnification and contribution provisions may be limited by applicable law. There is no outstanding vote, plan, pending proposal, or other right of any person to acquire all or any of the Relevant Securities owned (either beneficially, or of record) by the Stockholder.

(b) The execution and delivery of this Amendment Agreement and the performance by such Stockholder of his agreements and obligations hereunder does not and will not (i) if the Stockholder is an entity, violate any provision of the Stockholder’s charter or organizational documents, and (ii) result in any breach or violation of or be in conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to other any rights of termination, amendment or cancellation, any term of any agreement, instrument, obligation, judgment, injunction, order, decree, law, regulation or arrangement to which such Stockholder is a party or by which such Stockholder (or any of his assets) is bound or which is applicable to it; except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely in any material respect affect such Stockholder’s ability to perform its obligations under this Amendment Agreement or render materially inaccurate any of the representations made by him herein.

(c) If a Stockholder is an entity, it is a corporation, limited liability company or partnership duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. The Stockholder is an “accredited investor” as defined under Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), with sufficient knowledge and experience in financial matters as to be capable of evaluating the risks and merits of the transaction contemplated hereby.

(d) The undersigned Stockholder has not agreed to act with any other holder of any securities of the Company for the purpose of acquiring, holding, voting or disposing of any Company securities for purposes of Section 13(d) under the Securities and Exchange Act of 1934, as amended, and each Stockholder is acting independently. The decision of each Stockholder pursuant to this Amendment Agreement has been made by such Stockholder independently of any other Stockholder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries which may have been made or given by any other Stockholder or by any agent or employee of any other Stockholder.

5. Representations and Warranties of Company.

(a) The Company hereby represents and warrants to the Stockholders as follows: (i) the Company has full power and authority to make, enter into and carry out the terms of this Amendment Agreement and (ii) this Amendment Agreement has been duly and validly authorized by all necessary action on the part of the Company and has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against it in accordance with its terms; subject to limitations on enforcement by: (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally; (ii) the effect of rules of law governing the availability of specific performance and other equitable remedies; and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) The execution and delivery of this Amendment Agreement and the performance by the Company of its agreements and obligations hereunder will not result in any breach or violation of or be in conflict with or constitute a default under any term of any agreement, judgment, injunction, order, decree, law, regulation or arrangement to which the Company is a party or by which the Company (or any of its assets) is bound, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect the Company’s ability to perform its obligations under this Amendment Agreement or render materially inaccurate any of the representations made by it herein.

6. Miscellaneous Provisions.

(a) Effect of Amendment. This Amendment Agreement is effective as of the Effective Date and as of such date, (i) the applicable portions of this Amendment Agreement shall be a part of the original Purchase Agreement, as amended hereby, and (ii) each reference in any other document entered into in connection with the Purchase Agreement to “the Purchase Agreement”, “hereof”, “hereunder”, or words of like import, shall mean and be a reference to the Purchase Agreement as amended hereby. Except as specifically set forth herein, this Amendment Agreement does not modify the Purchase Agreement, which shall remain in full force and effect in accordance with its terms.

(b) Amendments, Modifications and Waivers. No amendment or modification of this Amendment Agreement shall be effective against any party unless it shall be in writing and signed by the Company and each undersigned Stockholder. No provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the rights at a later time to enforce the same. No waivers of or exceptions to any term, condition, or provision of this Amendment Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition, or provision.

(c) Entire Agreement. This Amendment Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

(d) Governing Law. This Amendment Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

(e) Consent to Jurisdiction; Venue. In any action or proceeding between any of the parties arising out of or relating to this Amendment Agreement or any of the transactions contemplated by this Amendment Agreement, each of the parties irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the state or federal courts located in the City of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AMENDMENT AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(f) Attorneys’ Fees. In any action at law or suit in equity to enforce this Amendment Agreement or the rights of any of the parties hereunder, the prevailing party in such action or suit shall be entitled to receive a reasonable sum for its attorneys’ fees and all other reasonable costs and expenses incurred in such action or suit.

(g) Assignment and Successors. This Amendment Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, including, without limitation, such Stockholder’s estate and heirs upon the death of such Stockholder, provided that except as otherwise specifically provided herein, neither this Amendment Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties hereto without the prior written consent of the other parties hereto. Any assignment in violation of the foregoing shall be void and of no effect.

(h) Cooperation. Each Stockholder agrees to reasonably cooperate with Company and to execute and deliver such further documents, certificates, agreements and instruments and to take such other actions as may be reasonably requested by Company to evidence or reflect the transactions contemplated by this Amendment Agreement and to carry out the intent and purpose of this Amendment Agreement. Each Stockholder hereby agrees that Company may publish and disclose in reports filed with the Securities and Exchange Commission, including a Current Report on Form 8-K and in the proxy statement for the Stockholders’ Meeting such Stockholder’s identity and ownership of Relevant Securities and the nature of such Stockholder’s commitments, arrangements and understandings under this Amendment Agreement and may further file this Amendment Agreement as an exhibit to the filings made by Company with the Securities and Exchange Commission.

(i) Survival and Severability. All covenants and other agreements set forth in this Amendment Agreement shall survive until the expiration of the Lock-up Period (as defined in Section 2(a), above). If any term or other provision of this Amendment Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Amendment Agreement will remain in full force and effect so long as the economic or legal substance of this Amendment Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the terms of this Amendment Agreement remain as originally contemplated to the fullest extent possible.

(j) Confidentiality. In this connection, pending public disclosure thereof, and so that the Company may rely on the safe harbor provisions of Rule 100(b)(2)(ii) of Regulation FD, each Stockholder, solely in his or its capacity as a Stockholder, hereby agrees not to disclose or discuss such matters with anyone not a party to this Amendment Agreement (other than his or its counsel and advisors, if any) without the prior written consent of the Company, except for disclosures such Stockholder’s counsel advises are necessary in order to comply with any applicable law, in which event Stockholder shall give notice of such disclosure to the Company as promptly as practicable so as to enable the Company to seek a protective order from a court of competent jurisdiction with respect thereto.

(k) Specific Performance; Injunctive Relief. The parties hereto acknowledge that the Company shall be irreparably harmed and that there shall be no adequate remedy at law for a violation of any of the covenants or agreements of such Stockholder set forth in this Amendment Agreement. Therefore, each Stockholder hereby agrees that, in addition to any other remedies that may be available to Company, upon any such violation, the Company shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means to which they are entitled at law or in equity, without requiring the posting of any bond or other undertaking.

(l) Notices. All notices, consents, requests, claims, demands and other communications under this Amendment Agreement shall be in writing and shall be deemed given if (a) delivered to the appropriate address by hand or overnight courier (providing proof of delivery), or (b) sent by facsimile with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the parties at the following address or facsimile (or at such other address or facsimile for a party as shall be specified by like notice): (i) if to the Company, to the address or facsimile shown below the Company’s signature on the signature page hereof; and (ii) if to any Stockholder, to such Stockholder’s address or facsimile shown below such Stockholder’s signature on the signature page hereof.

(m) Counterparts. This Amendment Agreement may be executed in several counterparts, including by facsimile or e-mail transmission, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties; it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or e-mail attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or e-mail-attached signature page were an original thereof.

(n) Headings. The headings contained in this Amendment Agreement are for the convenience of reference only, shall not be deemed to be a part of this Amendment Agreement and shall not be referred to in connection with the construction or interpretation of this Amendment Agreement.

(o) Legal Representation. This Amendment Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Amendment Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation thereof.

(p) Several Obligations. Notwithstanding anything in this Amendment Agreement to the contrary, the obligations of the Stockholders hereunder shall be several but not joint and no Stockholder shall be responsible for any act or inaction by any other Stockholder. Each Stockholder agrees that such Stockholder’s obligations under this Amendment Agreement is a several obligation of such Stockholder, and that the failure by any other Stockholder to perform such other Stockholder’s obligations under this Amendment Agreement or the breach by any other Stockholder of any representation or warranty hereunder shall not constitute a bar, limitation, prohibition or defense to the enforcement of this Amendment Agreement against any Stockholder.

Signature pages to Amendment Agreement follow.

IN WITNESS WHEREOF, the undersigned have caused this Amendment Agreement to be duly executed as of the date first above written.

AUTHENTIDATE HOLDING CORP.

By:	O’Connell Benjamin
Its:	Chief Executive Officer

Address for Notices:

Authentidate Holding Corp.
300 Connell Drive, 5th Floor
Berkeley Heights, New Jersey 07922
Attention: President

Telephone: 908-787-1700
Facsimile: 908-673-9921

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[STOCKHOLDER SIGNATURE PAGE TO AMENDMENT AGREEMENT]

NAME OF STOCKHOLDER:

By:
Title:

Address:

Telephone:

Facsimile:

Series C Shares Owned by Stockholder:

2010 Warrants Owned by Stockholder:

Shares of Common Stock issued under

the Purchase Agreement and Owned by Stockholder:

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